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                                                                    Exhibit 99.2

                                  Certification
                       Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Highlands Bankshares, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
T. Riffe, Chief Operations Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ James. T. Riffe
------------------------
James T. Riffe
Chief Operations Officer
August 8, 2002

This certification accompanies this Report pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.